UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2023

SITIO ROYALTIES CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41585	88-4140242
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1401 Lawrence Street, Suite 1750

Denver, Colorado 80202

(Address of principal executive office and Zip Code)

(720) 640-7620

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	STR	New York Stock Exchange
Warrants to purchase Class A common stock	STRXW	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 16, 2023, Sitio Royalties Corp. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders voted on four proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 31, 2023 (the “Proxy Statement”).

There were 80,183,812 shares of Class A common stock, par value $0.0001 per share (the “Class A common stock”), and 74,340,735 shares of Class C common stock, par value $0.0001 per share (the “Class C common stock,” and, together with the Class A common stock, the “common stock”), outstanding, respectively on March 24, 2023, the record date (the “Record Date”) for the Annual Meeting. At the Annual Meeting, the holders of 139,652,713 shares of common stock, voting as a single class, were represented in person or by proxy, representing approximately 90.38% of the total outstanding shares as of the Record Date, which constituted a quorum.

The final voting results with respect to each proposal are set forth in the following tables.

Proposal 1 - Election of Directors

The results of the vote to elect the nine nominees identified in the Proxy Statement to serve as directors until the 2024 Annual Meeting of Stockholders or until their successors are duly elected and qualified were as follows:

Nominee	For	% For	Withheld	Broker Non-Votes
Noam Lockshin	121,222,282	92.89%	9,271,932	9,158,499
Christopher L. Conoscenti	130,356,975	99.89%	137,239	9,158,499
Morris R. Clark	130,313,985	99.86%	180,229	9,158,499
Alice E. Gould	122,369,163	93.77%	8,125,051	9,158,499
Claire R. Harvey	114,819,589	87.99%	15,674,625	9,158,499
Gayle L. Burleson	122,371,053	93.78%	8,123,161	9,158,499
Jon-Al Duplantier	122,382,659	93.78%	8,111,555	9,158,499
Richard K. Stoneburner	127,196,203	97.47%	3,298,011	9,158,499
John R. (“J.R.”) Sult	126,213,280	96.72%	4,280,934	9,158,499

Proposal 2 - Non-Binding Advisory Vote to Approve Company’s Compensation of Named Executive Officers

The results of the non-binding advisory vote to approve the Company’s compensation of its named executive officers were as follows:

For	% For	Against	Abstain	Broker Non-Votes
114,865,905	88.02%	15,457,123	171,186	9,158,499

Proposal 3 - Non-Binding Advisory Vote to Approve Frequency of Stockholder Votes on Compensation

The results of the non-binding advisory vote to approve the frequency of stockholder votes on compensation were as follows:

1 Year	% For 1 Year	2 Years	3 Years	Abstain
129,114,576	98.94%	107,166	1,214,872	57,600

Proposal 4 - Ratification of Independent Registered Public Accounting Firm

The results of the vote to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, were as follows:

For	% For	Against	Abstain
138,210,725	98.97%	1,306,501	135,487

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sitio Royalties Corp.

Date: May 18, 2023	By:	/s/ Brett Riesenfeld
	Name: Title:	Brett Riesenfeld Executive Vice President, General Counsel and Secretary